UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2010

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 W. 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 13, 2010, AZZ incorporated (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders approved two proposals.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 1, 2010.  The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1.            Election of three directors for terms expiring in 2013.

	For	Withheld	Broker Non-Votes
Dr. H. Kirk Downey	7,564,340	2,267,226	1,817,015
Daniel R. Feehan	9,709,300	122,266	1,817,015
Peter A. Hegedus	7,562,305	2,269,261	1,817,015

Proposal 2.	Ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending on February 28, 2011.

For	Against	Abstain	Broker Non-Votes
11,269,846	48,555	330,180	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: July 13, 2010	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer